Exhibit 99.1 4th Quarter 2024 Investment Thesis February 10, 2025

Slides 5 — 16 Executive Summary

3 Forward-Looking Statements These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by Old National Bancorp (“Old National”, ”ONB” or the “Company”) that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," “guidance,” "intend," "may," "outlook," "plan," "potential," "predict," "should," “would,” and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the failure to obtain necessary regulatory approvals for the merger (the “Merger”) between Old National and Bremer (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the Merger does not close when expected or at all because required regulatory approvals, the approval by Bremer’s shareholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Old National and Bremer; the expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; risks relating to the potential dilutive effect of shares of Old National’s common stock to be issued in the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in these materials; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. These forward-looking statements are made only as of the date of these materials and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of these materials.

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the “Appendix to Non-GAAP Reconciliation” of this financial review. The Company presents earnings per share (“EPS”), the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, separation expense, current expected credit loss (“CECL”) Day 1 non-purchase credit deteriorated provision expense, debt securities gains/losses, distribution of excess pension assets expense, Federal Deposit Insurance Corporation (“FDIC”) special assessment expense, gain on sale of Visa Class B restricted shares, contract termination charges, expenses related to the tragic April 10, 2023 event at our downtown Louisville location ("Louisville expenses"), and property optimization charges. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger-related charges, separation expense, distribution of excess pension assets expense, FDIC special assessment expense, contract termination charges, Louisville expenses, property optimization charges, as well as adjusted noninterest income, which excludes debt securities gains/losses and the gain on sale of Visa Class B restricted shares. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section in the appendix for details on the calculation of these measures to the extent presented herein.

5 Corporate Strategy Old National’s primary strategic objective is to be a top quartile performing “basic bank” that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed. Granular & Diversified Loan Portfolio Execute with Relentless Focus and Win in our Key Markets Strong Credit Culture Quality, Low-Cost Deposit Base Proven Acquirer Diversified Revenue Streams Drive Long- Term Shareholder Value

6 Snapshot of Old National Key Financial Metrics Cost of Total Deposits 208 bps Loan-to-Deposit Ratio2 89% Price / Tangible Book Value $11.91 Efficiency Ratio As Reported/ Adjusted3 54.4% / 51.8% Net Charge-Offs / Average Loans, excluding PCD 0.17% 30-89 Day Delinquent Loans 0.26% Non-Performing Loans / Total Loans 1.23% Tangible Common Equity to Tangible Assets 7.4% ROATCE As Reported / Adjusted3 16.4% / 17.0% CRE Non- Owner Occupied 33% CRE Owner Occupied 12% C&I 28% Residential Real Estate 19% Consumer 8% Summary1 Headquarters Evansville, IN Market Cap $7,754 P/ TBV 204% Dividend Yield 2.3% LTM Average Daily Volume (Actual) 2,303,716 Total Assets $53,552 Wealth Assets Under Management $30,420 • 6th largest commercial bank headquartered in Midwest - top 30 banking company based in the U.S. by assets • 280 branches and 356 ATMs Company Description Time 19% Demand 24% NOW 19% Savings 12% Money Market 26% Loan Mix2 Deposit Mix $ in millions, except as noted; Financial data as of or for the quarter ended 12/31/2024, except as noted 1 Market data as of 2/07/2025 2 Includes loans held for sale 3 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation P / TBV - price to tangible book value PCD - purchased credit deteriorated ROATCE - return on average tangible common equity LTM - last twelve months

7 Financial data as of or for the quarter ended 12/31/2024, except as noted 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale ROATCE - Return of average tangible common equity CET1 - common equity tier 1 RWA - risk-weighted assets TBV - tangible book value AOCI - accumulated other income PCD - purchased credit deteriorated YoY - year-over-year The Best of Offense and Defense OFFENSE Top quartile 4Q2024 financial metrics • 17% Adj. ROATCE1 • 51.8% Adj. Efficiency. Ratio1 Ample liquidity and capital • 89% loan-to-deposit ratio2 • 11.38% CET1 capital to RWA • TBV1 up 8% YoY DEFENSE Quality, peer-leading deposit franchise • Growth in core deposits of 1.9% annualized • Low total deposit costs of 208 bps • 75% of core deposits have tenure >5 years • YoY growth in total deposits of 10% Strong credit culture • Well-reserved — 100% weighted Moody’s S-2 scenario • $414 million allowance for credit losses, or 1.14% of total loans, includes ~4% reserve on PCD loans • Additionally, $160 million of discount on acquired loans • Granular and diversified loan portfolio • Low net charge-offs of 17 bps, excluding PCD loans

8 0.25% 1.89% 0.44% 5.69% 3-Year 15-Year 71% 78% 86% 91% 76% Lower Quartile Average Upper Quartile Peer Max ONB 3 and 15-Year Cumulative NCOs / Avg. Loans2Risk-Weighted Assets / Total Assets1 ONB Peer Average Financial data as of or for the quarter ended 12/31/2024, except as noted 1 Peer Group data per S&P Capital IQ Pro as of 9/30/2024 2 Peer Group data per S&P Capital IQ Pro as of full years 2021-2023 for 3-Year and 2009-2023 for 15-Year 3 Excludes purchased credit deteriorated net charge-offs NCOs - net charge-offs Low-Risk Balance Sheet Relative to Peers 3

9 ONB is Building Capital Faster than Peers1 1.3% 1.2% 1.2% 1.2% 1.2% 1.1% 1.1% 1.1% 1.1% 1.1% 1.0% 1.0% 0.9% 0.9% 0.9% 0.8% 0.6% HWC WBS COLB SNV WTFC ONB CADE FNB PNFP FHN BOKF UMBF ASB WAL CMA ZION VLY 18.8% 17.2% 16.4% 16.0% 16.0% 15.5% 14.6% 14.4% 14.3% 14.2% 13.3% 13.3% 13.0% 12.8% 12.5% 12.4% 5.2% COLB WBS ONB ZION SNV HWC UMBF WTFC FNB CADE WAL CMA ASB BOKF PNFP FHN VLY 124% 64% 57% 56% 50% 44% 38% 37% 36% 34% 33% 28% 27% 21% 17% 17% 15% ASB VLY CMA COLB SNV FHN FNB WBS CADE ZION ONB HWC BOKF WAL UMBF WTFC PNFP Source: S&P Capital IQ Pro and Company documents. Financial Data for the nine months ended 9/30/2024, unless otherwise stated 1 Refer to slide 48 for the list of peer companies 2 Core metrics, as defined by S&P Capital IQ Pro ROA - return on assets ROATCE - return on average tangible common equity E - estimated FY2024 Payout RatioROATCE2ROA2

10 $7.62 $8.30 $8.37 $9.00 $10.35 $11.43 $11.70 $9.42 $11.00 $11.91 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Strong TBV Per Share Growth History TBV Per Share CAGR (%) Old National KRX1 2-Year 12.4% 9.1% 3-Year 0.6% 1.4% 5-Year 2.9% 3.7% 7-Year 5.2% 5.1% Source: S&P Capital IQ Pro and Company documents 1 Data as of 12/31/2024; average for KRX companies KRX - “KBW” Nasdaq Regional Bank Index TBV - tangible book value CAGR - compound annual growth rate 2016 - 2021 CAGR of 7% 2022 - 2024 CAGR of 12%

11 ONB has Dramatically Enhanced Franchise Value 2013 2025E $10 $71 $6 $301 $1.05 $2.07 $7.85 $12.19 67% 54% ~2,600 ~4,0661 169 2801 $42.7 145.7 463k 4.6M $40,663 $76,676 Assets ($B) AUM ($B) Core EPS 2 TBV Per Share Efficiency Ratio Headcount Branches Deposits / Branch ($M)3 Avg. MSA Pop.4 Median HHI Added Scale + $61B in assets + $48B in Deposits + $24B in AUM Major Markets3 Added talent and management strength Source: S&P Capital IQ Pro 1 Data as of 12/31/2024 2 ONB historical core EPS per Wall Street Research 3 Represents MSA data as of 06/30/2024 4 Weighted by deposits in MSA E - estimated per FactSet as of 2/07/2025 unless otherwise noted TBV - tangible book value HHI - household income Chicago ~$16B in Deposits #9 Mkt Share Minneapolis ~$4B in Deposits #10 Mkt Share Indianapolis ~$2B in Deposits #12 Mkt Share Milwaukee ~$1B in Deposits #9 Mkt Share Nashville ~$1B in Deposits #16 Mkt Share Pending partnership with Bremer will bolster ONB to #3 Mkt Share in Minneapolis

12 Pro Forma Impact Source: S&P Capital IQ, FactSet, ONB filings and management and Bremer filings. Financial data as of the quarter ended September 30, 2024 1 Reflects pro forma balances as of September 30, 2024 for illustrative purposes 2 Pro forma impact is presented for illustrative purposes only. Inclusive of all purchase accounting adjustments, merger costs, CECL provision expense, sale of CRE loans and common equity offering. See disclaimer "Pro Forma Forward-Looking Data". There can be no assurance that we will be able to find a prospective purchaser for the CRE loan sale concurrent with the merger or to sell the loans at a price or other terms acceptable to us. See appendix for Pro Forma EPS reconciliation 3 Reflects bank-level data 4 Branch data as of June 30, 2024 Pending Partnership with Bremer Financial Corporation A Combination Creating The Premier Midwest Regional Bank

13 Bremer Financial Corporation Transaction Highlights Source: S&P Capital IQ, FactSet, ONB filings and management and Bremer filings. Financial data as of the quarter ended September 30, 2024. Branch data as of June 30, 2024. Pro forma impact is presented for illustrative purposes only. See disclaimer "Pro Forma Forward-Looking Data". 1 Includes impact from ~$111M pre-tax fully phased-in cost savings in 2025

14 Average Total Deposits $37.2 $40.6 $41.1 $27.2 $31.2 $31.6 $10.0 $9.4 $9.5 IB NIB 4Q23 3Q24 4Q24 % Peer-Leading Deposit Franchise Key Performance Drivers • Period-end deposits stable; – Core deposits up 1.9% annualized – Includes normal seasonal patterns in public funds; down ~$200 million – Brokered deposits down $204 million • Total deposits growth of 9.6% YoY; 4.8% excl. CapStar • NIB deposits represent 24% of core deposits • Spot rate of 1.93% on total deposits at December 31, 2024 • 35% of total deposits are exception priced at an average rate1 of 3.44% at December 31, 2024 • 4Q24 down-beta of 93% for exception priced deposits $ in billions 1 Weighted average rate at end of period IB - interest-bearing NIB - noninterest-bearing YoY - year-over-year Period-End Total Deposits $37.2 $40.8 $40.8 $19.1 $20.0 $20.2 $13.5 $14.9 $15.1 $3.6 $4.2 $4.0 Retail Commercial Public Brokered 4Q23 3Q24 4Q24 Cost of IB 2.93% 2.53% 2.71% Total Cost of Deposits 1.15% 1.61% 1.85% 2.01% 2.16% 2.25% 2.08% 2.17% 2.09% 1.99% 3.77% 4.17% 4.29% 4.37% 4.27% 3.92% 3.44% 3.92% 3.69% 3.44% Cost of Deposits Exception Pricing 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 O ct . ‘ 24 N ov . ‘ 24 D ec . ‘ 24 Quarter Month $1.0 $1.7 $1.5 1 Up 10% YoY

# Net Interest Income Outlook (includes Bremer)[1,2]

## 2025 Net Interest Income Outlook[1]



$1,555
4Q $400
3Q $398
2Q $395
1Q $362
$1,600
~ $40
$0
$320 - $350
$1,960 - $1,990
FY24
4Q24 Annualized
Fixed Asset Repricing
2 Fed Rate Cuts in 2025
Bremer, Growth & Other
FY25 Outlook
~ $390
~ $405
~ $585
~ $595
1Q25
2Q25
3Q25
4Q25

## Maintaining Neutral Rate Risk Position

- 56% of loans are variable/floating-rate
- ~$4.5 billion fixed-rate loans and securities expected to reprice over NTM
- 35% of total deposits are exception priced at an average rate[3] of 3.44% at December 31, 2024
- $6.9 billion of time and brokered deposits mature or reprice over NTM
- $3.0 billion of balance sheet hedges providing down-rate protection

## 2025 Assumptions

- Fed cuts rates two times in 2025 (May, October - 25bps each)
  - *Neutral balance sheet position provides NII stability if more or less rate cuts occur*
- 5-year Treasury at ~4.4%
- Declining rate total deposit beta gradually increases to ~40% by 2Q25
- NIB mix remains stable at 24% of core deposits
- Bremer close of July 1, 2025 with assumptions consistent with initial announcement[4]

*$ in millions [1] Fully Taxable Equivalent Basis [2] Assumes Bremer close of July 1, 2025 [3] Weighted average rate at end of period [4] Inclusive of all acquisition accounting adjustments, merger costs, CECL provision expense, sale of CRE loans and common equity offering*
*FTE - fully taxable equivalent NTM - next twelve months NII - net interest income NIB - noninterest-bearing*

OLD NATIONAL BANCORP | 15

# Outlook (includes Bremer)[2]

| | 1Q25 Outlook | Full-Year 2025 Outlook |
|---|---|---|
| EOP loans *(Including HFS)* | up 2% - 4%, annualized | up 4% - 6%, excl. Bremer |
| Net interest income (FTE basis)[1] *(4Q24 baseline: $400 million)* | ~$390 million | ~$1,960 - $1,990 million |
| Noninterest income[1] *(4Q24 baseline: $88 million)* *(Excludes discrete items)* | ~$88 million | ~$415 - $435 million |
| Noninterest expense[1] *(4Q24 baseline: $263 million)* *(Excludes YTD incentive true-up & additional 4Q24 amortization of tax credit investments)* | ~$265 million | ~$1,260 - $1,280 million |
| Net charge-off ratio | ~0.23% - 0.27% | ~0.20% - 0.30% |
| Provision for credit losses | ~$27 - $32 million | ~$115 - $125 million *(excl. Bremer day 1 non-PCD double count)* |
| Income Tax Rates | | |
| GAAP | ~22% | ~22% |
| Adjusted FTE | ~24-25% | ~24-25% |

*$ in millions* [1] *Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation* [2] *Assumes Bremer close of July 1, 2025*
*FTE - fully taxable equivalent HFS - held-for-sale EOP - end of period YTD - year-to-date*

OLD NATIONAL BANCORP | 16

Financial Details Data as of December 31, 2024

18 Strong Fourth-Quarter 2024 Highlights $ in millions, except per share data 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale NCOs - net charge-offs PCD - purchased credit deteriorated TCE - tangible common equity NIB - noninterest-bearing TBV - tangible common book value AOCI - accumulated other comprehensive income YoY - year-over-year Key Performance Drivers ▪ Granular, peer-leading deposit franchise • Core deposits up 1.9% annualized • NIB deposits represent 24% of core deposits • Low total deposit costs of 208 bps ▪ Net interest income and margin performance in- line with expectations ▪ Disciplined expense management reflected in efficiency ratio1 of 54.4%; 51.8% adjusted1 ▪ NCOs of 21 bps; 17 bps excluding PCD loans Reported Adjusted1 EPS $0.47 $0.49 Net Income $150 $156 Return on Average Assets 1.14% 1.19% Return on Average TCE1 16.4% 17.0% Efficiency Ratio1 54.4% 51.8% Tangible common book value1 $11.91 Total Deposit Growth (annualized) (0.2)% Total Cost of Deposits 208 bps Total Loan2 Growth (annualized) (1.6)%

# Liquid, Well-Capitalized Balance Sheet

| End of Period Balances | 4Q24 | 3Q24 | 4Q23 | % Change 4Q24 vs. 3Q24 | % Change 4Q24 vs. 4Q23 |
|---|---|---|---|---|---|
| Available-for-sale securities, at fair value | **$7,458** | $7,432 | $6,713 | —% | 11% |
| Held-to-maturity securities, at amortized cost | **$2,955** | $2,969 | $3,013 | —% | (2)% |
| Total loans[1] | **$36,320** | $36,463 | $33,024 | —% | 10% |
| **Total assets** | **$53,552** | $53,602 | $49,090 | —% | 9% |
| Total deposits | **$40,824** | $40,846 | $37,235 | —% | 10% |
| Borrowings | **$5,412** | $5,449 | $5,331 | (1)% | 2% |
| **Total liabilities** | **$47,212** | $47,235 | $43,527 | —% | 8% |
| **Shareholders' equity** | **$6,340** | $6,367 | $5,563 | —% | 14% |
| CET1 capital to RWA[2] | **11.38%** | 11.00% | 10.70% | 3% | 6% |
| AOCI | **$(746)** | $(604) | $(739) | (24)% | (1)% |
| Tangible common book value[3] | **$11.91** | $11.97 | $11.00 | (1)% | 8% |
| Loans / Deposits | **89%** | 89% | 89% | —% | —% |

***Total loans[1] and deposits CAGR of 8.0% since 2022, exceeding industry performance[4]***

*$ in millions [1] Includes loans held-for-sale [2] 4Q24 figures are preliminary [3] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [4] Based on Federal Reserve Board H.8 data*
*CET1 - common equity Tier 1 RWA - risk-weighted assets AOCI - accumulated other comprehensive income*
*CAGR - compound annual growth rate*

OLD NATIONAL BANCORP | 19

# Earning Assets


Total Loans[1]
Up 10% YoY
$33,024
$36,463
$36,320
6.06%
6.36%
6.14%
4Q23
3Q24
4Q24
%
Loan Yields


Total Securities[2]
$10,173
$10,870
$10,884
3.46%
3.63%
3.50%
4Q23
3Q24
4Q24
%
Securities Yields

## Total Loans[1]

- Down of $143 million, (1.6)% annualized from 3Q24
  - Strong production offset by ~$600 million of outsized payoffs and lower line utilization
  - $1.5 billion total commercial production
    - 79% floating; avg yield of 7.2%
    - 21% fixed; avg yield of 6.4%
  - $2.7 billion total commercial pipeline
- Growth of 10.0% YoY; 4.1% excl. CapStar

## Securities

- Duration[3] of 4.1, decreased from 3.9 for 3Q24
- 4Q24 new money yield of 5.30%
- Estimated NTM cash flows[4] of ~$1.5 billion
- High-quality portfolio
  - 78% U.S. treasuries and agency-backed
  - 15% highly-rated municipal securities
  - 7% corporate and other
  - All CMBSs are agency-backed

*$ in millions, except as noted [1] End of period balances; includes loans held-for-sale [2] End of period balances; includes available-for-sale securities, held-to-maturity securities, equity securities, and FHLB/FRB stock - Federal Home Loan Bank and Federal Reserve Bank [3] Available-for-sale effective duration including securities hedges [4] Cash flows include principal and interest EOP - end of period NTM - Next 12 months CMBS - commercial mortgage-backed security*

OLD NATIONAL BANCORP | 20

# Fourth-Quarter 2024 Results

| | 4Q24 | 3Q24 | 4Q23 | % Change 4Q24 vs. 3Q24 | % Change 4Q24 vs. 4Q23 |
|---|---|---|---|---|---|
| Net Interest Income (FTE)[1,2] | **$400** | $398 | $370 | 1% | 8% |
| **Provision for credit losses** | **$27** | $29 | $12 | (7%) | 125% |
| Adjusted noninterest income[1] | **96** | 94 | 79 | 2% | 22% |
| Net securities losses | **—** | — | (1) | N/M | N/M |
| Gain on sale of Visa Class B restricted shares | **—** | — | 22 | N/M | N/M |
| Adjusted noninterest expense[1] | **269** | 263 | 255 | 2% | 5% |
| Merger-related and other charges[3] | **8** | 10 | 29 | (20%) | (72%) |
| Income taxes (FTE)[1,2] | **38** | 47 | 42 | (19%) | (10%) |
| **Net income** | **$154** | $144 | $132 | 7% | 17% |
| Preferred Dividends | **4** | 4 | 4 | —% | —% |
| **Net income applicable to common shares** | **$150** | $140 | $128 | 7% | 17% |
| **Net income applicable to common shares, adjusted[2]** | **$156** | $147 | $135 | 6% | 16% |
| NIM (FTE)[1,2] | **3.30%** | 3.32% | 3.39% | (2) bps | (9) bps |
| Earnings per diluted share | **$0.47** | $0.44 | $0.44 | 7% | 7% |
| Adjusted earnings per diluted share[1] | **$0.49** | $0.46 | $0.46 | 5% | 6% |
| Return on average assets | **1.14%** | 1.08% | 1.09% | 7 bps | 5 bps |
| Adjusted return on average assets[1] | **1.19%** | 1.13% | 1.14% | 6 bps | 4 bps |
| Return on average tangible common equity[1] | **16.4%** | 16.0% | 18.1% | 41 bps | (174) bps |
| Adjusted return on average tangible common equity[1] | **17.0%** | 16.8% | 19.0% | 24 bps | (194) bps |

*$ in millions, except per share data [1] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] FTE - fully taxable equivalent basis [3] Includes merger-related expenses and separation expense*
*N/M - not meaningful*

OLD NATIONAL BANCORP | 21

# Net Interest Income & Net Interest Margin[1]

## Net Interest Income[1]


$370
$398
$400
3.39%
3.32%
3.30%
4Q23
3Q24
4Q24
%
NIM[1]

## Impacts on Net Interest Margin[1]


3.32%
(0.26)%
0.02%
0.22%
3.30%
3Q24
Rate / volume mix
Accretion
IB Deposit Costs
4Q24

## Key Performance Drivers

- Net interest income[1] increase reflective of higher accretion and lower funding costs,partly offset by earning asset mix
- NIM[1] decreased modestly by 2 bps, compared to 3Q24
- Strong low-cost deposit franchise; 9.6% growth YoY and total deposit costs of 208 bps, down 17bps
  - Loan to deposit ratio of 89%

*$ in millions* *[1] Fully taxable equivalent basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation NIM - net interest margin IB - interest-bearing YoY - year-over-year*

OLD NATIONAL BANCORP | 22

23 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Residential mortgage production includes quick home refinance product Key Performance Drivers • Increases in other income and wealth fees partly offset by lower mortgage and capital markets – Other income impacted by $8 million of discrete items • 4Q24 mortgage activity • Production2 was $415 million compared to $439 million for 3Q24 ▪ 78% purchase / 22% refinance ▪ 64% sold in secondary market • Quarter-end pipeline stable at $107 million compared to $172 million for 3Q24 4Q24 3Q24 4Q23 Bank Fees $32 $32 $29 Wealth Fees 30 29 28 Mortgage Fees 7 8 4 Capital Markets 5 7 5 Other 22 18 13 Adjusted Noninterest Income1 $96 $94 $79

24 Noninterest Expense $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Key Performance Drivers • Salaries & employee benefits higher in 4Q24 resulting from $5 million year-to- date performance-driven incentive accrual true-up • Other expense impacted by $1.2 million of higher tax credit amortization • Adjusted efficiency ratio1 of 51.8% 4Q24 3Q24 4Q23 Salary & Employee Benefits $143 $142 $137 Occupancy & Equipment 39 36 35 Technology & Communication 25 27 25 Other 62 58 58 Adjusted Noninterest Expense1 $269 $263 $255

25 Allowance for Credit Losses $406 $12 $(1) $(3) $414 Allowance 9/30/2024 Economic Forecast & Other Assumptions Loan Growth Unfunded Commitments Allowance 12/31/2024 1.12% Credit Quality Asset Quality 0.22% 0.26% 0.27% 0.83% 1.22% 1.23% 30+ Day Delinquency Non-Performing Loans 4Q23 3Q24 4Q24 $ in millions, except as noted 1 Includes reserve for unfunded commitments 2 Excludes loans held-for-sale ACL - Allowance for credit losses PCD - purchased credit deteriorated NPL - Nonperforming loans NCO - Net charge-offs Key Performance Drivers • NCOs of 17 bps, excluding 4 bps impact of PCD loans • NPLs and 30+ day delinquency stable to prior quarter Key ACL Model Assumptions • 100% weighting to Moody’s S-2 scenario • Qualitative reserves represent ~24% of total ACL Purchase Accounting Impact • $160 million of discount remaining on acquired loans • 4% of allowance on the remaining $1.0 billion of PCD loans ACL / Total Loans2% 1.14% 1 Net Charge-Offs 0.12% 0.19% 0.21% 0.03% 0.16% 0.17% ONB ONB, excluding PCD 4Q23 3Q24 4Q24

26 Peer Credit Data 30+ Day Delinquency ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 1Q24 2Q24 3Q24 4Q24 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Net Charge-Offs ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 1Q24 2Q24 3Q24 4Q24 (0.10)% 0.00% 0.10% 0.20% 0.30% 0.40% Non-Performing Loans ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 1Q24 2Q24 3Q24 4Q24 0.00% 0.50% 1.00% 1.50% Net Charge-Offs / Non- Performing Loans ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 1Q24 2Q24 3Q24 4Q24 (10)% 0% 10% 20% 30% 40% 50% 60% 1 Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group2 Excludes purchased credit deteriorated net charge-offs FY - full-year 1 1 1 1 2 2

27 Conservative Lending Limit/Risk Grades $ in millions 1 Data as of 12/31/2024 Borrower Asset Quality Rating In-House Direct Lending Limit (Risk Grades) 0 - Investment Grade $100.0 1 - Minimal Grade $100.0 2 - Modest Grade $87.5 3 - Average Risk $75.0 4 - Monitor $60.0 5 - Weak Monitor $45.0 6 - Watch $25.0 Borrower Asset Quality Rating (Risk Grades) 7 - Criticized (Special Mention) 8 - Problem 9 - Nonaccrual In-house lending limits conservative relative to ONB’s legal lending limit1 of $766 million per borrower

28 CRE Non- Owner Occupied 33% CRE Owner Occupied 12% C&I 28% Residential Real Estate 19% Consumer 8% Multifamily 15% Retail 4% Other 7% Warehouse Industrial 5% Office 4% Warehouse Industrial 3% Office 2% Senior Housing 2% Retail 2% Other 2% Total Loans By State IL $8.5 23% IN 5.4 15% MN 3.9 11% WI 3.6 10% MI 2.9 8% TN 2.2 6% KY 1.6 5% FL 1.0 3% TX 0.8 2% CA 0.7 2% OH 0.6 2% Other 5.0 13% Total $36.3 100% Diversified Loan Portfolio Total Loans $36.3 billion CRE Non-Owner Occupied $12.0 billion CRE Owner Occupied $4.4 billion $ in billions Data as of December 31, 2024 Excludes loans held-for-sale Summations may not equal due to rounding.

# CRE Non-Owner Occupied Maturities

CRE NOO
Maturing <18 Mos.
*Current Int. Rate*

CRE NOO
Maturing <18 Mos.
Int. Rate <4%
*~1% of Total Loans*



$4.3 billion
>4%
<4%
$0.5 billion
Office
Other
Multifamily

**Maturing CRE NOO Loans**

- Manageable volume of loans subject to refinance risk
  - Predominantly multifamily; continues to experience stronger demand and rents
  - ~1% of total loans that are CRE non-owner occupied mature within 18 months at <4% rate
  - Loans underwritten at +300 bps over current market rates

*Data as of December 31, 2024 Based on review of top 80% of CRE non-owner occupied office portfolio NOO - Non-owner occupied*

OLD NATIONAL BANCORP | 29

30 CRE Non-Owner Occupied - Office Our Lending Looks More Like This ...Less Like This • Total office portfolio of $1.5 billion; average loans size is $3.1 million – Largest exposure of ~$50 million • 94% located in bank’s footprint, diversified by submarket • 42% of portfolio is medical office (“MOB”) and/or occupied by investment grade tenants • CBD office exposure is moderate (15% of NOO Office) and primarily within footprint, across 13 cities • Weighted averages – LTV of ~63% – DSC of ~1.50x Data as of December 31, 2024 CBD - Central business district NOO - Non-owner occupied LTV - loan-to-value DSC - debt service coverage ratio

31 CRE Non-Owner Occupied - Multifamily Our Lending Looks More Like This ...Less Like This • Total multifamily portfolio of $5.5 billion; average loans size is $5.0 million – Largest exposure of ~$60 million • 85% located in bank’s footprint • Continued strong demand and rental rates in core markets (IL, MN, WI) • Multifamily remains dominant and stable CRE asset class with no material exposure to rent-controlled properties • Weighted averages – LTV of ~60% – DSC of ~1.25x Data as of December 31, 2024 LTV - loan-to-value DSC - debt service coverage ratio

32 Strong Capital Position Key Performance Drivers • Strong retained earnings drive capital • HTM securities pre-tax unrealized losses of $351 million (~$263 million net of tax) • No shares of common stock repurchased during 4Q24 • Strong capital position validated by internal stress testing • Expect AOCI to recover2 ~15% by year-end 2025 • TBV up 8% YoY 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Based on implied forward curve at December 31, 2024 CET1 - common equity Tier 1 RWA - risk-weighted assets TCE - tangible common equity HTM - held-to-maturity AOCI - accumulated other comprehensive income TBV - tangible common book value 4Q24 3Q24 4Q23 CET1 capital to RWA 11.38% 11.00% 10.70% Tier 1 capital to RWA 11.98% 11.60% 11.35% Total capital to RWA 13.37% 12.94% 12.64% TCE to tangible assets1 7.41% 7.44% 6.85% Tangible common book value1 $11.91 $11.97 $11.00

Appendix Appendix

34 75% >5 years Core Deposit Tenure 25% 26%22% 27% <5 years 5-15 years 15-25 years >25 years Brokered Deposits/ Total Deposits 9.7% 4.2% 3.7% Peers - 3Q24 Peer Avg. - 3Q24 ONB - 3Q24 ONB - 4Q24 Deposit Highlights • Insured deposits2 >70% of total deposits • Granular low-cost deposit franchise – Top 20 deposit clients represents ~7% of total deposits; weighted average tenure > 28 years; ~70% collateralized or insured – 80% of accounts have balances <$25k; average balance of ~$4,400 – Exception and special pricing ◦ ~35% of total deposits ◦ Weighted average rate of 3.44% Average Core Account Balance ONB Peer Average $0-$250k >$250k $16k $1.0mm $25k $1.5mm 1 Granular, Long-Tenured Deposit Base $ in billions, except as noted Data as of December 31, 2024 1 Peer Group data per S&P Global Market Intelligence as of September 30, 2024 - See Appendix for definition of Peer Group 2 Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for affiliate deposits and collateralized or otherwise insured deposits k - thousand mm - millions 11

35 Accretion on acquired loans and borrowings • $19 million recognized in 4Q24 • $42 million contractual for 2025 Discount on acquired loan portfolio • $160 million remaining as of 12/31/2024 – $97 million related to CapStar – $49 million related to First Midwest Contractual Accretion $42 $34 $23 2025 2026 2027 Projected Remaining Loan Discount $124 $94 $72 12/31/25 12/31/26 12/31/27 $ in millions 1Projections are updated quarterly, assume no prepayments, and are subject to change 2 Accretion on acquired loans and borrowings 1,2 1 Projected Acquisition Accounting Impact (excludes pending acquisition of Bremer Financial Corporation)

36 Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares • Stock ownership guidelines have been established for executive officers as follows: Commitment to Strong Corporate Governance • As indicated in Old National’s Proxy Statement filed on April 5, 2024, each named executive officer has met their stock ownership requirement

37 Commitment to Excellence Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders

38 Old National’s 2023 Environmental, Social and Governance (“ESG”) Report showcases our commitment to: • Strong risk management and corporate governance principles • Putting our clients at the center of all we do • Investing in our team members • Diversity, equity and inclusion • Strengthening our communities • Sustainability To view ONB’s ESG Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com/esg Commitment to Corporate Social Responsibility

39 ESG At A Glance - 2023

40 • Tied to long-term shareholder value 2024 Executive Compensation TSR - total shareholder return ROATCE - return on average tangible common equity NEO - Named executive officers KRX - “KBW” Nasdaq Regional Bank Index Short-Term Incentive Compensation Performance Measure Weight Adjusted EPS 100% Pre-determined formulaic modifiers for relative deposit cost and deposit growth versus banks in the KRX Index Long-Term Equity Compensation Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) CEO 60% All other NEO’s 50% Service-based CEO 40% All other NEO’s 50%

# Board of Directors and Corporate Governance

**Tenure**[1]


0-5 years
6-10 years
> 10 years
20%
33%
47%

| | | | |
|---|---|---|---|
| **93%** | Independent | **47%** | Female and minority directors |
| **80%** | Other public company experience | **Lead Independent Director** | Since 2025, Daniel Hermann will serve as Lead Independent Director |
| **Annual Election** | Elected each year for one-year term | **Stock Ownership** | Robust ownership guidelines |
| **Director Education** | Comprehensive director education throughout the year | **Self-Assessment** | Annual board and committee assessments |

**Diversity in backgrounds, education, professional experiences, gender, minority status and perspectives**

**Barbara A. Boigegrain**
Former CEO of Wespath Benefits and Investments
Formerly with Towers Perrin (merged to form Willis Towers Watson, NASDAQ)

**Thomas L. Brown**
Former Senior Vice President/ CFO of RLI Corp. (NYSE) and Partner of PricewaterhouseCoopers LLP

**Kathryn J. Hayley**
Former Executive Vice President of United Healthcare (NYSE) CEO of Aon Consulting Worldwide and Aon Hewitt Consulting Americas, and Partner of Deloitte Consulting LLP

**Peter J. Henseler**
Chairman of TOMY International
Formerly with RC2 Corporation (NASDAQ), McDonald's Corporation and Hasbro, Inc.

**Daniel S. Hermann**
***Lead Independent Director***
Founding Partner of Lechwe Holdings, LLC
Founder of AmeriQual Group, LLC

**Ryan C. Kitchell**
Interim CEO of Crossroads of America Council
Chairman of the Indiana Governor's Workforce Cabinet

**Austin M. Ramirez**
President and CEO of HUSCO International
Formerly with McKinsey & Company

**Ellen A. Rudnick**
Senior Advisor, University of Chicago Booth School of Business
Former Vice President of Baxter International, Inc. (NYSE)

**James C. Ryan, III**
Chairman and CEO of Old National Bancorp

**Thomas E. Salmon**
Former Chairman and CEO of Berry Global Group, Inc. (NYSE)

**Rebecca S. Skillman**
Former Chairperson of Radius Indiana
Former Lieutenant Governor of the State of Indiana

**Michael J. Small**
Chairman of Kognitive Networks, Inc.
Former President and CEO, Gogo, Inc. (NASDAQ)

**Derrick J. Stewart**
Executive Vice President and COO of the YMCA Retirement Fund
Former President and CEO of YMCA of Greater Indianapolis

**Stephen C. Van Arsdell**
Former Senior Partner, Chairman & CEO of Deloitte & Touche LLP

**Katherine E. White**
Brigadier General, U.S. Army National Guard
Professor of Law, Wayne State University Law School

[1] *Includes tenure from First Midwest Bancorp, Inc.*

OLD NATIONAL BANCORP | 41

42 Pro Forma Earnings Per Share Reconciliation Source: S&P Capital IQ, FactSet, ONB filings and management and Bremer filings. Financial Data as of the quarter ended September 30,2024. Pro forma impact is presented for illustrative purposes only. 1 Based on 2026E median consensus estimates 2 There can be no assurance that we will be able to find a prospective for the CRE loan sale concurrent with merger or to sell the loans at a price or other terms acceptable to us

# Non-GAAP Reconciliation

| | 4Q24 | 3Q24 | 4Q23 |
|---|---|---|---|
| Net interest income | $394.1 | $391.8 | $364.4 |
| FTE Adjustment | 5.8 | 6.1 | 6.1 |
| Net interest income (FTE) | $399.9 | $397.9 | $370.5 |
| Add: Fee income | 95.8 | 94.1 | 100.1 |
| Total revenue (FTE) | $495.7 | $492.0 | $470.6 |
| Less: Provision for credit losses | (27.0) | (28.5) | (11.6) |
| Less: Noninterest expense | (276.8) | (272.3) | (284.2) |
| Income before income taxes (FTE) | $191.9 | $191.2 | $174.8 |
| Less: Income taxes (FTE) | 38.0 | 47.4 | 42.3 |
| **Net income** | **$153.9** | **$143.8** | **$132.5** |
| Less: Preferred dividends | (4.0) | (4.0) | (4.0) |
| **Net income applicable to common shares** | **$149.8** | **$139.8** | **$128.5** |
| **Earnings Per Share** | **$0.47** | **$0.44** | **$0.44** |
| **Adjustments:** | | | |
| Merger-related charges | $8.1 | $6.8 | $5.4 |
| Separation expense | 0.0 | 2.6 | 0.0 |
| FDIC Special Assessment | 0.0 | 0.0 | 19.1 |
| Gain on sale of Visa Class B restricted shares | 0.0 | 0.0 | (21.6) |
| Contract termination charges | 0.0 | 0.0 | 4.4 |
| Debt securities losses | 0.1 | 0.1 | 0.8 |
| Total adjustments | 8.2 | 9.5 | 8.1 |
| Less: Tax effect on net total adjustments[1] | (2.1) | (2.1) | (2.0) |
| Total adjustments, net of tax | $6.1 | $7.4 | $6.1 |
| Net income applicable to common shares, adjusted | 156.0 | 147.2 | 134.6 |
| **Adjusted Earnings Per Diluted Share** | **$0.49** | **$0.46** | **$0.46** |

*$ in millions, except per share data  Summations may not equal due to rounding  [1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state)  FTE - fully taxable equivalent*

OLD NATIONAL BANCORP | 43

44 4Q24 3Q24 4Q23 Noninterest income $95.8 $94.1 $100.1 Less: Debt securities losses 0.1 0.1 0.8 Less: Gain on sale of Visa Class B restricted shares 0.0 0.0 (21.6) Adjusted noninterest income $95.9 $94.2 $79.3 Noninterest expense $276.8 $272.3 $284.2 Less: Merger-related charges (8.1) (6.8) (5.4) Less: Separation expense 0.0 (2.6) 0.0 Less: FDIC Special Assessment 0.0 0.0 (19.1) Less: Contract termination charges 0.0 0.0 (4.4) Adjusted noninterest expense $268.7 $262.8 $255.4 Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

# Non-GAAP Reconciliation

| | 4Q24 | 3Q24 | 4Q23 |
|---|---|---|---|
| Noninterest Expense | $276.8 | $272.3 | $284.2 |
| Less: Intangible amortization | (7.2) | (7.4) | (5.9) |
| Noninterest expense, excluding intangible amortization | 269.6 | 264.9 | 278.3 |
| Adjustments: | | | |
| Less: Merger-related charges | (8.1) | (6.8) | (5.4) |
| Less: Separation expense | 0.0 | (2.6) | 0.0 |
| Less: FDIC Special Assessment | 0.0 | 0.0 | (19.1) |
| Less: Contract termination charges | 0.0 | 0.0 | (4.4) |
| Less: Amortization of tax credits investments | (4.5) | (3.4) | (7.2) |
| **Adjusted noninterest expense for eff. ratio** | **$256.9** | **$252.1** | **$242.2** |
| Net interest income | $394.1 | $391.8 | $364.4 |
| Add: FTE adjustment | 5.8 | 6.1 | 6.1 |
| Net interest income (FTE) | $399.9 | $397.9 | $370.5 |
| Noninterest income | 95.8 | 94.1 | 100.1 |
| Total revenue (FTE) | $495.7 | $492.0 | $470.6 |
| Less: Debt securities losses | 0.1 | 0.1 | 0.8 |
| Total revenue, excluding debt securities losses | 495.8 | 492.1 | 471.4 |
| Less: Gain on sale of Visa Class B restricted shares | 0.0 | 0.0 | (21.6) |
| **Adjusted total revenue for eff. ratio** | **$495.8** | **$492.1** | **$449.8** |
| **Efficiency Ratio** | **54.4%** | **53.8%** | **59.0%** |
| **Adjusted Efficiency Ratio** | **51.8%** | **51.2%** | **53.8%** |
| Net interest income | $394.1 | $391.8 | $364.4 |
| FTE adjustment | 5.8 | 6.1 | 6.1 |
| Net interest income (FTE) | $399.9 | $397.9 | $370.5 |
| Average earnings assets | $48,411.8 | $47,905.5 | $43,701.3 |
| Net interest margin | 3.26% | 3.27% | 3.34% |
| **Net interest margin (FTE)** | **3.30%** | **3.32%** | **3.39%** |

*$ in millions*

*Summations may not equal due to rounding   FTE - fully taxable equivalent*

OLD NATIONAL BANCORP | 45

46 4Q24 3Q24 4Q23 Net income applicable to common shares $149.8 $139.8 $128.5 Add: Intangibles amortization, net of tax 5.4 5.5 4.4 Tangible net income applicable to common shares $155.3 $145.3 $132.9 Total adjustments, net of tax $6.1 $7.4 $6.1 Adjusted net income applicable to common shares, excluding intangibles amortization $161.4 $152.7 $139.0 Average GAAP shareholders’ common equity $6,095.2 $5,946.4 $5,037.8 Less: Average goodwill and other intangible assets (2,301.2) (2,304.6) (2,103.9) Average tangible shareholders’ common equity $3,794.1 $3,641.8 $2,933.9 Return on average tangible shareholders’ common equity 16.4% 16.0% 18.1% Adjusted return on average tangible common equity 17.0% 16.8% 19.0% Net income $153.9 $143.8 $132.4 Total adjustments, net of tax 6.1 7.4 6.1 Adjusted Net Income $160.0 $151.2 $138.5 Average Assets $53,802.3 $53,346.4 $48,840.2 Return on average assets 1.14% 1.08% 1.09% Adjusted return on average assets 1.19% 1.13% 1.14% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

47 4Q24 3Q24 4Q23 Shareholders' equity $6,340.3 $6,367.3 $5,562.9 Less: Preferred equity (243.7) (243.7) (243.7) Shareholders' common equity 6,096.6 6,123.6 5,319.2 Less: Goodwill and other intangible assets (2,296.1) (2,305.1) (2,101.0) Tangible shareholders' common equity $3,800.5 $3,818.5 $3,218.2 Common shares outstanding 319.0 319.0 292.7 Tangible common book value $11.91 $11.97 $11.00 Total assets $53,552.3 $53,602.3 $49,089.8 Less: Goodwill and other intangible assets (2,296.1) (2,305.1) (2,101.0) Tangible assets $51,256.2 $51,297.2 $46,988.8 Tangible shareholders’ common equity to tangible assets 7.41% 7.44% 6.85% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

48 2024 Peer Group Associated Banc-Corp ASB BOK Financial Corporation BOKF Cadence Bancorporation CADE Columbia Banking System, Inc. COLB Comerica Incorporated CMA F.N.B. Corporation FNB First Horizon Corporation FHN Hancock Whitney Corporation HWC Pinnacle Financial Partners, Inc. PNFP Synovus Financial SNV UMB Financial Corporation UMBF Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp

49 Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Durchholz, CPA SVP - Director of Investor Relations 812-464-1366 lynell.durchholz@oldnational.com Old National Investor Relations Contact